CYBER DEFENSE SYSTEMS, INC.
10901 Roosevelt Boulevard
St. Petersburg, FL 33716

August 21, 2007

AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:	Cyber Defense Systems, Inc. (the “Company”) -
Amendment of Notes

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to amend the Applicable Percentage (as defined in the Notes) of all the Notes ever issued by the Company to the Investors, which are convertible into shares of the Company’s class A common stock, par value $.001 per share (the “Common Stock”), originally issued by the Company to the investors listed in the signature pages hereto (collectively, the “Investors”) ( the “Notes”).

By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.	The Applicable Percentage (as defined in the Notes) shall be 30%.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

Sincerely,

CYBER DEFENSE SYSTEMS, INC.

William C. Robinson
Chief Executive Officer and President

ACCEPTED AND AGREED:

AJW PARTNERS, LLC.
By: SMS GROUP, LLC

_____________________________
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,

_____________________________
Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC

______________________________
Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC

______________________________
Corey S. Ribotsky, Manager